EXHIBIT 10.16.18


--------------------------------------------------------------------------------

                             DATED 27TH JUNE 2005

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            TWELFTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              BARLOW LYDE & GILBERT
                SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG

--------------------------------------------------------------------------------

THIS DEED OF VARIATION is made the 27th day of June 2005

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong
         ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Finance Parties, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th
         May, 2004, 17th June, 2004, 29th October, 2004, 31st December, 2004 and 14th February, 2005 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "TERMINATION DATE", and the substitution therefor of the following:

                  "`TERMINATION DATE'               31ST  AUGUST,  2005,  OR ANY
                                                    EARLIER  DATE UPON WHICH THE
                                                    ISSUER MAY (WHETHER ALONE OR
                                                    ACTING IN  CONJUNCTION  WITH
                                                    ANY OTHER BANK OR  FINANCIAL
                                                    INSTITUTION)  ENTER  INTO  A
                                                    CREDIT  FACILITY   AGREEMENT
                                                    WITH THE  BORROWERS IN ORDER
                                                    TO  REFINANCE  THE  FACILITY
                                                    AND TO SUPERSEDE AND REPLACE
                                                    THIS AGREEMENT;"

         2.1.2 By the deletion in its entirety of Clause 10.4 of the Facility Agreement, and the substitution therefor with the following:

                  "10.4    FINANCIAL RATIOS

                           EACH OF THE BORROWERS SHALL ENSURE THAT, AT ALL TIMES, THE FINANCIAL CONDITION OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS), MEASURED ON A QUARTERLY BASIS, SHALL BE SUCH THAT TANGIBLE NET WORTH SHALL BE NOT LESS THAN THE FOLLOWING AMOUNTS ON THE FOLLOWING
                           DATES:

                           DATE                               TANGIBLE NET WORTH
                           ----                               ------------------
                           30TH SEPTEMBER, 2004               US$20,000,000
                           31ST DECEMBER, 2004                US$22,000,000
                           31ST MARCH, 2005                   US$22,000,000
                           30TH JUNE, 2005                    US$22,000,000
                           30TH SEPTEMBER, 2005, AND ON       US$25,000,000
                           THE LAST DATE OF EACH FISCAL
                           QUARTER THEREAFTER

                           AS CALCULATED BY REFERENCE TO THE ACCOUNTING INFORMATION (THE "RELEVANT ACCOUNTING INFORMATION") MOST RECENTLY DELIVERED UNDER THIS AGREEMENT BEING
                           (I) THE ANNUAL AUDITED FINANCIAL STATEMENTS DELIVERED UNDER CLAUSE 10.2.1 AND (II) EACH SET OF MANAGEMENT ACCOUNTS (AS CONSOLIDATED FOR THE RELEVANT FISCAL QUARTER) DELIVERED UNDER CLAUSE 10.2.2."

         2.1.3 By the renumbering of existing Sub-clause 10.2.6 as new Sub-clause 10.2.7, and by the insertion of a new Sub-clause
                  10.2.6 of the Facility Agreement as follows:

                  "10.2.6 MONTHLY INVENTORY LISTING: BY THE END OF EACH MONTH COMMENCING 31ST JULY, 2005, A MONTHLY INVENTORY LISTING, BY EACH U.S. LOCATION OF TAG AND FRI, FOR THE IMMEDIATELY PRECEDING MONTH; AND"
                  and by the deletion of the word "AND" being the last word of Sub-clause 10.2.5 of the Facility Agreement;

        2.1.4 By the insertion of a new Sub-clause 11.2.10 of the Facility Agreement as follows:

                  "11.2.10 LANDLORD WAIVERS: IT WILL CAUSE AND PROCURE THAT WRITTEN LANDLORD WAIVERS (IN SUCH FORM AND SUBSTANCE AS IS SATISFACTORY TO THE AGENT) IN RESPECT OF EACH LOCATION OR PREMISES OF TAG AND/OR FRI AT WHICH INVENTORY IS LOCATED, BE DELIVERED TO THE AGENT ON OR BEFORE 30TH JULY, 2005."

                  and by the  deletion  of the  period at the end of  Sub-clause
                  11.2.9 and the insertion of the punctuation and words "; AND" in substitution therefor, and by the deletion of the word "AND" being the last word of Sub-clause 11.2.8 of the Facility Agreement.

3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Agent under the Facility Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Facility Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Facility Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Deed of Variation shall not constitute a modification of the Facility Agreement or any of the other Finance Documents or a course of dealing with the Agent at variance with the Facility Agreement or any of the other Finance Documents such as to require further notice by the Agent to require strict compliance with the terms of the Facility Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Facility Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Agent's claims arising under the Facility Agreement or any of the other Finance Documents, or to the effectiveness of the Facility Agreement or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

4.       GENERAL

4.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.

THE BORROWERS


THE COMMON SEAL of                       )
TARRANT COMPANY LIMITED                  )
was hereunto affixed                     )
in the presence of:                      )


 /S/ HENRY CHU
-------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
-------------------------------
Charles Lai, Director/Secretary




THE COMMON SEAL of                       )
MARBLE LIMITED                           )
was hereunto affixed                     )
in the presence of:                      )


/S/ HENRY CHU
-------------------------------
Henry Chu, Director


 /S/ GRACE TAM
-------------------------------
Grace Tam, Director/Secretary




THE COMMON SEAL of                       )
TRADE LINK HOLDINGS LIMITED              )
was hereunto affixed                     )
in the presence of:                      )


/S/ HENRY CHU
-------------------------------
Henry Chu, Director


 /S/ GRACE TAM
-------------------------------
Grace Tam, Director/Secretary

THE AGENT


SIGNED for and on behalf of              )
UPS CAPITAL GLOBAL                       )
TRADE FINANCE CORPORATION                )
by:                                      )
in the presence of:                      )
                                                    ----------------------------
                                                    SIGNATURE


--------------------------
WITNESS